UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2018

BrandywineGLOBAL —

DIVERSIFIED US LARGE CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Diversified US Large Cap Value Fund for the twelve-month reporting period ended September 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

II	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended September 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s initial reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and a deceleration in nonresidential fixed investment. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on September 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. September 2018’s reading was the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In September 2018, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

BrandywineGLOBAL — Diversified US Large Cap Value Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of it net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, primarily, price-to-earningsii, price-to-bookiii, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 150-250 stocks under normal market conditions.

We believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the large-cap value benchmark. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces good investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. Avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock. In our opinion, focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2018, the broad U.S. stock market posted similarly strong gains as the prior year. The S&P 500 Indexiv was up 17.91% and 18.61% for the twelve months ending September 30, 2018 and September 30, 2017, respectively. It was, however, a slightly bumpier path over these past twelve months. The market rally started in anticipation of the most substantial changes to the U.S. tax code in over 30 years which eventually passed the final vote in late December 2017. The steady rise

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	1

Fund overview (cont’d)

persisted until volatility spiked in early February 2018. The market sold-off in part from inflation fears then again in March 2018 as fears of a trade war grew following the U.S. implementation of trade tariffs on Chinese imports. Although trade tariffs may eventually weigh on economic growth, markets rebounded as trade fears abated somewhat, economic growth accelerated, and corporate earnings were very strong. Pretax profits at U.S. companies from the quarter ending June 30, 2018 rose nearly 8% from the year prior — the largest gain since 2014. U.S. gross domestic product (“GDP”)v growth also had its largest reading since 2014 surging to 4.2% in the second quarter of 2018. This is only the fifth reading above 4% during the past twelve years and since emerging from the Great Recession. The labor market tightened further over the last twelve months as the unemployment rate declined to 3.7% in September 2018 — the lowest level since 1969. Wage growth had been relatively benign for most of the period but trended higher in both the August and September 2018 U.S. Department of Labor reports. On the negative side, the overall housing trend has been relatively weak during this period from a combination of rising interest rates and a dearth of affordable inventory.

During the reporting period interest rates rose substantially as the Federal Reserve Board (the “Fed”)vi continued to gradually normalize monetary policy by raising interest rates 0.25% at the December 2017, March 2018, June 2018 and September 2018 Federal Open Market Committee (“FOMC”)vii meetings. During the period, the yield on the ten-year Treasury rose from 2.33% to 3.06%, while the yield curveviii between the ten- and two-year Treasury flattened substantially from 85 basis pointsix to 24 basis points. Inflation has been steady and near the Fed’s 2% target. Oil prices surged over 40% as oil supplies tightened and demand improved during the period. Globally, Chinese and emerging market equities sold-off with the rise of the U.S. dollar and fears of lower growth from uneven trade.

Q. How did we respond to these changing market conditions?

A. Our investment strategy utilizes a dynamic shifting tool which is a timing model that quantitatively evaluates market conditions to shift the Fund between investment models appropriate for broad value and for deep value environments. The dynamic shifting tool triggers changes at relatively infrequent intervals historically ranging from two to seven years. The shifts result from quantitative signals that we believe indicate whether market valuations are compressed and likely to expand or valuations are wide and likely to contract. Our investment models for the different environments are all value based, sharing many of the same factors with differing exposures. By shifting investment models based on the expected market environment, we help to improve the odds that we capture the appropriate factor exposures to enhance excess return and minimize underperformance against the Russell 1000 Value Indexx. We last shifted the model on August 3, 2015 from the deep value to the broad value model. Typically, we expect the model to shift every 3 to 7 years.

Our investment strategy is based on the consistent application of our investment philosophy which relies on long term equity factors and market relationship, while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our

2	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

investment strategy. This process has been tested over more than 40 years of varied conditions, and while we recognize it will not excel in every situation, we do believe it will help to minimize large losses relative to the Russell 1000 Value Index in the short run and to enhance excess return over longer periods. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment factors.

Performance review

For the twelve months ended September 30, 2018, Class A shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund, excluding sales charges, returned 12.12%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned 9.45% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 10.59% over the same time frame.

Performance Snapshot as of September 30, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Diversified US Large Cap Value Fund:
Class A	7.32%	12.12%
Class A2	7.20%	11.93%
Class C	6.91%	11.28%
Class R	7.18%	11.89%
Class I	7.47%	12.48%
Class IS	7.51%	12.60%
Russell 1000 Value Index	6.95%	9.45%
Lipper Large-Cap Value Funds Category Average[1]	7.27%	10.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.09%, 1.18%, 1.82%, 1.36%, 0.81% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 480 funds for the six-month period and among the 469 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, so that the ratio of total annual fund operating expenses to average net assets will not exceed 1.35% for Class R shares. This expense limitation arrangement is expected to continue until December 31, 2019, but may be terminated at any time by the manager. Total annual fund operating expenses exceed the respective expense limitation arrangements for Class I, Class IS and Class R shares as a result of acquired fund fees and expenses.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any lower limit then in effect.

Q. What were the leading contributors to performance?

A. Positive stock selection from road & rail, industrial conglomerates and trading companies & distributors within the Industrials sector was the largest contributor to performance during the reporting period. Positive stock selection in the Health Care sector from names in biotechnology and pharmaceuticals was a positive to excess return. Both our underweight and positive stock selection from food beverage and tobacco industries in the Consumer Staples sector contributed to performance. From a factor perspective, all three of the main factor groups, Value, Quality and Sentiment, contributed to excess return.

Q. What were the leading detractors from performance?

A. Only two sectors detracted from performance during the reporting period. Our underweight in the outperforming Energy sector was the main detractor and within the Financials sector poor selection within investment bankers and brokers was a negative contributor.

Q. Were there any significant changes to the Fund during the reporting period?

A. Within sectors, the Fund’s largest reduction came in the Industrials sector as we sold names in aerospace & defense during the reporting period. The second largest reduction came in the Financials sector from the sale of holdings in insurance, capital markets and banks. Within the Materials sector, we reduced names in chemicals and containers & packaging. The most significant change to the Fund was a large increase in the weight of technology from the purchases of stocks in semiconductors & semiconductor equipment and technology hardware and

4	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

equipment companies. We also substantially increased the Fund’s weight in the Health Care sector driven by the purchase of pharmaceuticals and biotechnology companies. Additionally, we increased the Fund’s weight in the Energy sector from the purchases of refining companies.

Thank you for your investment in BrandywineGLOBAL — Diversified US Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment

Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment

Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment

Management, LLC

October 22, 2018

RISKS: Equity securities are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that invest in companies with smaller market capitalizations. In addition, the value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2018 were: JPMorgan Chase & Co. (4.3%), Johnson & Johnson (3.8%), Apple Inc. (3.7%), Exxon Mobil Corp. (3.1%), Pfizer Inc. (2.9%), Wells Fargo & Co. (2.8%), Cisco Systems Inc. (2.5%), Intel Corp. (2.4%), Chevron Corp. (2.4%), and Verizon Communications Inc. (2.4%). Please refer to pages 13 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2018 were: Financials (27.0%), Health Care (18.3%), Information Technology (15.2%), Energy (9.3%) and Industrials (8.2%). The

Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	5

Fund overview (cont’d)

guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

iii	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[x]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

6	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2018 and September 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2018 and held for the six months ended September 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.32%	$1,000.00	$1,073.20	1.11%	$5.77	Class A	5.00%	$1,000.00	$1,019.50	1.11%	$5.62
Class A2	7.20	1,000.00	1,072.00	1.30	6.75	Class A2	5.00	1,000.00	1,018.55	1.30	6.58
Class C	6.91	1,000.00	1,069.10	1.90	9.86	Class C	5.00	1,000.00	1,015.54	1.90	9.60
Class R	7.18	1,000.00	1,071.80	1.36	7.06	Class R	5.00	1,000.00	1,018.25	1.36	6.88
Class I	7.47	1,000.00	1,074.70	0.83	4.32	Class I	5.00	1,000.00	1,020.91	0.83	4.20
Class IS	7.51	1,000.00	1,075.10	0.70	3.64	Class IS	5.00	1,000.00	1,021.56	0.70	3.55

8	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

[1]	For the six months ended September 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/18	12.12%	11.93%	11.28%	11.89%	12.48%	12.60%
Five Years Ended 9/30/18	11.32	11.12	10.47	N/A	11.61	11.70
Inception* through 9/30/18	13.56	12.71	12.70	10.51	13.88	13.97

With sales charges[2]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/18	5.65%	5.51%	10.28%	11.89%	12.48%	12.60%
Five Years Ended 9/30/18	10.01	9.82	10.47	N/A	11.61	11.70
Inception* through 9/30/18	12.73	11.59	12.70	10.51	13.88	13.97

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/7/10 through 9/30/18)	178.74%
Class A2 (Inception date of 10/31/12 through 9/30/18)	102.95
Class C (Inception date of 9/7/10 through 9/30/18)	162.29
Class R (Inception date of 1/31/14 through 9/30/18)	59.37
Class I (Inception date of 9/7/10 through 9/30/18)	185.26
Class IS (Inception date of 9/7/10 through 9/30/18)	186.99

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are September 7, 2010, October 31, 2012, September 7, 2010, January 31, 2014, September 7, 2010 and September 7, 2010, respectively.

10	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2018

Value of $1,000,000 invested in

Class I and IS Shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2018

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of BrandywineGLOBAL — Diversified US Large Cap Value Fund on September 7, 2010 (inception date), assuming the deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2018. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C, I and IS shares’ performance indicated on these charts, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

Schedule of investments

September 30, 2018

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.0%
Communication Services — 5.3%
Diversified Telecommunication Services — 2.4%
Verizon Communications Inc.	441,100	$23,550,329
Entertainment — 2.0%
Madison Square Garden Co., Class A Shares	2,100	662,172	*
Viacom Inc., Class B Shares	30,400	1,026,304
Walt Disney Co.	159,200	18,616,848
Total Entertainment		20,305,324
Media — 0.9%
CBS Corp., Class B Shares, Non Voting Shares	29,500	1,694,775
Comcast Corp., Class A Shares	143,000	5,063,630
Interpublic Group of Cos. Inc.	41,400	946,818
Omnicom Group Inc.	19,500	1,326,390
Total Media		9,031,613
Total Communication Services		52,887,266
Consumer Discretionary — 5.8%
Auto Components — 0.5%
Aptiv PLC	27,100	2,273,690
BorgWarner Inc.	22,600	966,828
Gentex Corp.	29,500	633,070
Lear Corp.	7,328	1,062,560
Total Auto Components		4,936,148
Automobiles — 0.5%
General Motors Co.	153,505	5,168,513
Harley-Davidson Inc.	1,900	86,070
Total Automobiles		5,254,583
Distributors — 0.1%
Genuine Parts Co.	12,600	1,252,440
Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	57,365	3,658,166
Hyatt Hotels Corp., Class A Shares	3,889	309,526
Las Vegas Sands Corp.	24,700	1,465,451
Norwegian Cruise Line Holdings Ltd.	22,900	1,315,147	*
Royal Caribbean Cruises Ltd.	23,000	2,988,620
Total Hotels, Restaurants & Leisure		9,736,910
Household Durables — 0.3%
DR Horton Inc.	32,600	1,375,068
Garmin Ltd.	19,200	1,344,960
Leggett & Platt Inc.	11,300	494,827
Total Household Durables		3,214,855

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	13

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Internet & Direct Marketing Retail — 0.1%
eBay Inc.	30,900	$1,020,318	*
Leisure Products — 0.1%
Brunswick Corp.	9,600	643,392
Multiline Retail — 1.1%
Dollar General Corp.	26,400	2,885,520
Kohl’s Corp.	16,300	1,215,165
Macy’s Inc.	25,500	885,615
Nordstrom Inc.	17,800	1,064,618
Target Corp.	58,400	5,151,464
Total Multiline Retail		11,202,382
Specialty Retail — 1.8%
AutoZone Inc.	3,000	2,327,100	*
Best Buy Co. Inc.	31,400	2,491,904
CarMax Inc.	19,300	1,441,131	*
Foot Locker Inc.	10,200	519,996
Gap Inc.	41,700	1,203,045
Lowe’s Cos. Inc.	80,500	9,243,010
Williams-Sonoma Inc.	2,600	170,872
Total Specialty Retail		17,397,058
Textiles, Apparel & Luxury Goods — 0.3%
Carter’s Inc.	4,600	453,560
Hanesbrands Inc.	4,000	73,720
Michael Kors Holdings Ltd.	11,000	754,160	*
PVH Corp.	8,400	1,212,960
Total Textiles, Apparel & Luxury Goods		2,494,400
Total Consumer Discretionary		57,152,486
Consumer Staples — 3.9%
Food & Staples Retailing — 2.1%
Kroger Co.	77,400	2,253,114
US Foods Holding Corp.	10,000	308,200	*
Walgreens Boots Alliance Inc.	46,100	3,360,690
Walmart Inc.	153,200	14,387,012
Total Food & Staples Retailing		20,309,016
Food Products — 1.4%
Archer-Daniels-Midland Co.	60,100	3,021,227
Bunge Ltd.	12,000	824,520
Conagra Brands Inc.	33,500	1,137,995
JM Smucker Co.	12,100	1,241,581

See Notes to Financial Statements.

14	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Food Products — continued
Kellogg Co.	29,900	$2,093,598
Mondelez International Inc., Class A Shares	127,200	5,464,512
Total Food Products		13,783,433
Household Products — 0.4%
Kimberly-Clark Corp.	16,200	1,840,968
Procter & Gamble Co.	28,600	2,380,378
Total Household Products		4,221,346
Total Consumer Staples		38,313,795
Energy — 9.3%
Energy Equipment & Services — 0.2%
Helmerich & Payne Inc.	11,800	811,486
National Oilwell Varco Inc.	40,900	1,761,972
Total Energy Equipment & Services		2,573,458
Oil, Gas & Consumable Fuels — 9.1%
Antero Resources Corp.	27,300	483,483	*
Apache Corp.	6,300	300,321
Chevron Corp.	193,800	23,697,864
ConocoPhillips	125,800	9,736,920
Devon Energy Corp.	44,000	1,757,360
Exxon Mobil Corp.	364,700	31,006,794
Hess Corp.	33,900	2,426,562
HollyFrontier Corp.	17,400	1,216,260
Marathon Oil Corp.	91,300	2,125,464
Marathon Petroleum Corp.	53,100	4,246,407
Murphy Oil Corp.	15,300	510,102
Newfield Exploration Co.	17,200	495,876	*
Noble Energy Inc.	22,500	701,775
Phillips 66	53,208	5,997,606
Valero Energy Corp.	45,200	5,141,500
Total Oil, Gas & Consumable Fuels		89,844,294
Total Energy		92,417,752
Financials — 27.0%
Banks — 13.7%
BB&T Corp.	83,700	4,062,798
BOK Financial Corp.	7,021	683,003
CIT Group Inc.	14,100	727,701
Citigroup Inc.	279,757	20,069,767
Citizens Financial Group Inc.	52,400	2,021,068

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	15

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Banks — continued
Comerica Inc.	15,835	$1,428,317
Commerce Bancshares Inc.	9,517	628,312
Cullen/Frost Bankers Inc.	6,900	720,636
East-West Bancorp Inc.	15,528	937,425
Fifth Third Bancorp	75,725	2,114,242
Huntington Bancshares Inc.	115,100	1,717,292
JPMorgan Chase & Co.	375,098	42,326,058
KeyCorp	114,000	2,267,460
M&T Bank Corp.	16,100	2,649,094
PNC Financial Services Group Inc.	51,181	6,970,340
Prosperity Bancshares Inc.	7,500	520,125
Regions Financial Corp.	121,851	2,235,966
SunTrust Banks Inc.	50,269	3,357,467
Synovus Financial Corp.	12,300	563,217
Umpqua Holdings Corp.	18,400	382,720
US Bancorp	178,819	9,443,432
Webster Financial Corp.	10,000	589,600
Wells Fargo & Co.	528,700	27,788,472
Western Alliance Bancorp	9,400	534,766	*
Zions Bancorp	21,100	1,058,165
Total Banks		135,797,443
Capital Markets — 4.3%
Ameriprise Financial Inc.	17,065	2,519,818
Bank of New York Mellon Corp.	108,832	5,549,344
BlackRock Inc.	7,400	3,487,842
E*TRADE Financial Corp.	27,665	1,449,369	*
Goldman Sachs Group Inc.	40,930	9,178,143
Lazard Ltd., Class A Shares	14,000	673,820
LPL Financial Holdings Inc.	4,100	264,491
Morgan Stanley	195,700	9,113,749
Nasdaq Inc.	14,263	1,223,765
Northern Trust Corp.	20,545	2,098,261
Raymond James Financial Inc.	13,000	1,196,650
State Street Corp.	39,536	3,312,326
T Rowe Price Group Inc.	24,000	2,620,320
Total Capital Markets		42,687,898
Consumer Finance — 2.3%
Ally Financial Inc.	46,700	1,235,215
American Express Co.	93,690	9,977,048

See Notes to Financial Statements.

16	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Consumer Finance — continued
Capital One Financial Corp.	48,568	$4,610,560
Credit Acceptance Corp.	1,700	744,719	*
Discover Financial Services	42,328	3,235,976
Santander Consumer USA Holdings, Inc.	38,600	773,544
Synchrony Financial	81,734	2,540,293
Total Consumer Finance		23,117,355
Diversified Financial Services — 0.2%
Jefferies Financial Group Inc.	38,200	838,872
Voya Financial Inc.	18,800	933,796
Total Diversified Financial Services		1,772,668
Insurance — 6.5%
Aflac Inc.	83,676	3,938,629
Alleghany Corp.	1,900	1,239,807
Allstate Corp.	40,685	4,015,610
American Financial Group Inc.	18,530	2,056,274
American International Group Inc.	128,391	6,835,537
Aon PLC	21,100	3,244,758
Athene Holding Ltd., Class A Shares	7,700	397,782	*
Chubb Ltd.	49,900	6,668,636
Cincinnati Financial Corp.	17,477	1,342,409
Everest Re Group Ltd.	3,500	799,645
Fidelity National Financial Inc.	25,100	987,685
Hartford Financial Services Group Inc.	38,327	1,914,817
Lincoln National Corp.	23,400	1,583,244
Loews Corp.	35,358	1,776,032
Markel Corp.	1,606	1,908,715	*
MetLife Inc.	113,014	5,280,014
Progressive Corp.	18,300	1,300,032
Prudential Financial Inc.	45,485	4,608,540
Reinsurance Group of America Inc.	7,328	1,059,336
RenaissanceRe Holdings Ltd.	3,300	440,814
Torchmark Corp.	30,545	2,647,946
Travelers Cos. Inc.	67,486	8,753,609
WR Berkley Corp.	13,082	1,045,644
Total Insurance		63,845,515
Total Financials		267,220,879
Health Care — 18.3%
Biotechnology — 4.8%
AbbVie Inc.	136,800	12,938,544

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	17

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Biotechnology — continued
Amgen Inc.	72,543	$15,037,438
Biogen Inc.	22,800	8,055,468	*
Gilead Sciences Inc.	140,400	10,840,284
United Therapeutics Corp.	1,400	179,032	*
Total Biotechnology		47,050,766
Health Care Providers & Services — 4.0%
Aetna Inc.	33,355	6,766,062
AmerisourceBergen Corp.	16,200	1,493,964
Anthem Inc.	27,427	7,516,369
Cigna Corp.	26,100	5,435,325
DaVita Inc.	19,700	1,411,111	*
Express Scripts Holding Co.	60,800	5,776,608	*
HCA Healthcare Inc.	37,450	5,210,044
Laboratory Corp. of America Holdings	11,000	1,910,480	*
McKesson Corp.	20,000	2,653,000
Quest Diagnostics Inc.	13,328	1,438,225
Total Health Care Providers & Services		39,611,188
Pharmaceuticals — 9.5%
Bristol-Myers Squibb Co.	136,600	8,480,128
Johnson & Johnson	273,932	37,849,184
Merck & Co. Inc.	231,900	16,450,986
Mylan NV	57,600	2,108,160	*
Perrigo Co. PLC	15,300	1,083,240
Pfizer Inc.	643,482	28,358,252
Total Pharmaceuticals		94,329,950
Total Health Care		180,991,904
Industrials — 8.2%
Aerospace & Defense — 1.7%
General Dynamics Corp.	13,800	2,825,136
Huntington Ingalls Industries Inc.	3,800	973,104
Spirit AeroSystems Holdings Inc., Class A Shares	12,200	1,118,374
United Technologies Corp.	81,599	11,408,356
Total Aerospace & Defense		16,324,970
Air Freight & Logistics — 1.4%
FedEx Corp.	23,000	5,538,170
United Parcel Service Inc., Class B Shares	75,100	8,767,925
Total Air Freight & Logistics		14,306,095

See Notes to Financial Statements.

18	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Airlines — 1.2%
Alaska Air Group Inc.	5,700	$392,502
Delta Air Lines Inc.	77,100	4,458,693
JetBlue Airways Corp.	31,100	602,096	*
Southwest Airlines Co.	63,272	3,951,336
United Continental Holdings Inc.	23,900	2,128,534	*
Total Airlines		11,533,161
Building Products — 0.2%
Johnson Controls International PLC	42,900	1,501,500
Masco Corp.	26,000	951,600
Total Building Products		2,453,100
Commercial Services & Supplies — 0.0%
Stericycle Inc.	1,000	58,680	*
Electrical Equipment — 0.5%
Eaton Corp. PLC	47,392	4,110,308
Hubbell Inc.	4,900	654,493
Total Electrical Equipment		4,764,801
Industrial Conglomerates — 1.4%
Carlisle Cos. Inc.	6,700	816,060
Honeywell International Inc.	77,579	12,909,146
Total Industrial Conglomerates		13,725,206
Machinery — 1.5%
Allison Transmission Holdings Inc.	15,200	790,552
Crane Co.	2,800	275,380
Deere & Co.	15,000	2,254,950
Dover Corp.	13,300	1,177,449
Ingersoll-Rand PLC	27,613	2,824,810
PACCAR Inc.	37,983	2,590,061
Parker-Hannifin Corp.	11,200	2,060,016
Pentair PLC	15,644	678,167
Snap-on Inc.	6,200	1,138,320
Trinity Industries Inc.	14,900	545,936
Total Machinery		14,335,641
Road & Rail — 0.2%
AMERCO	2,300	820,295
Kansas City Southern	9,200	1,042,176
Total Road & Rail		1,862,471
Trading Companies & Distributors — 0.1%
United Rentals Inc.	8,800	1,439,680	*
Total Industrials		80,803,805

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	19

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Information Technology — 15.2%
Communications Equipment — 2.8%
ARRIS International PLC	18,000	$467,820
Cisco Systems Inc.	507,853	24,707,048
Juniper Networks Inc.	30,100	902,097
Motorola Solutions Inc.	16,400	2,134,296
Total Communications Equipment		28,211,261
Electronic Equipment, Instruments & Components — 0.7%
Arrow Electronics Inc.	9,565	705,132	*
CDW Corp.	16,100	1,431,612
Corning Inc.	126,944	4,481,123
Total Electronic Equipment, Instruments & Components		6,617,867
IT Services — 1.9%
Alliance Data Systems Corp.	6,000	1,416,960
DXC Technology Co.	13,100	1,225,112
International Business Machines Corp.	100,169	15,146,554
Western Union Co.	49,266	939,010
Total IT Services		18,727,636
Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	505,956	23,926,659
KLA-Tencor Corp.	16,800	1,708,728
Lam Research Corp.	17,400	2,639,580
Qorvo Inc.	12,800	984,192	*
Skyworks Solutions Inc.	15,700	1,424,147
Teradyne Inc.	21,000	776,580
Total Semiconductors & Semiconductor Equipment		31,459,886
Software — 2.2%
Oracle Corp.	417,992	21,551,668
Technology Hardware, Storage & Peripherals — 4.4%
Apple Inc.	163,794	36,974,858
Hewlett Packard Enterprise Co.	130,500	2,128,455
HP Inc.	176,600	4,550,982
Xerox Corp.	11,800	318,364
Total Technology Hardware, Storage & Peripherals		43,972,659
Total Information Technology		150,540,977
Materials — 2.3%
Chemicals — 1.4%
Celanese Corp.	14,700	1,675,800
Eastman Chemical Co.	15,414	1,475,428

See Notes to Financial Statements.

20	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security	Shares	Value
Chemicals — continued
FMC Corp.	6,200	$540,516
Huntsman Corp.	23,200	631,736
LyondellBasell Industries NV, Class A Shares	49,078	5,030,986
PPG Industries Inc.	26,800	2,924,684
Westlake Chemical Corp.	13,000	1,080,430
Total Chemicals		13,359,580
Containers & Packaging — 0.4%
Avery Dennison Corp.	2,800	303,380
International Paper Co.	41,407	2,035,154
Packaging Corp. of America	9,300	1,020,117
Sonoco Products Co.	10,065	558,607
Total Containers & Packaging		3,917,258
Metals & Mining — 0.5%
Newmont Mining Corp.	46,000	1,389,200
Nucor Corp.	34,142	2,166,310
Reliance Steel & Aluminum Co.	7,907	674,388
Steel Dynamics Inc.	25,400	1,147,826
Total Metals & Mining		5,377,724
Total Materials		22,654,562
Real Estate — 0.1%
Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A Shares	5,600	246,960	*
Howard Hughes Corp.	1,400	173,908	*
Jones Lang LaSalle Inc.	4,900	707,168
Total Real Estate		1,128,036
Utilities — 2.6%
Electric Utilities — 1.5%
American Electric Power Co. Inc.	49,431	3,503,669
Duke Energy Corp.	60,549	4,845,131
Edison International	15,200	1,028,736
Eversource Energy	32,014	1,966,940
OGE Energy Corp.	17,200	624,704
Pinnacle West Capital Corp.	11,213	887,846
Xcel Energy Inc.	47,289	2,232,514
Total Electric Utilities		15,089,540
Gas Utilities — 0.1%
UGI Corp.	14,900	826,652

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	21

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Security		Shares	Value
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.		58,100	$813,400
Multi-Utilities — 0.9%
Ameren Corp.		25,942	1,640,053
DTE Energy Co.		18,025	1,967,068
Public Service Enterprise Group Inc.		54,292	2,866,075
WEC Energy Group Inc.		33,900	2,263,164
Total Multi-Utilities			8,736,360
Total Utilities			25,465,952
Total Common Stocks (Cost — $707,434,637)			969,577,414
Investments in Underlying Funds — 1.5%
iShares Trust, iShares Russell 1000 Value ETF (Cost — $14,605,094)		117,300	14,852,526
Total Investments before Short-Term Investments (Cost — $722,039,731)			984,429,940
	Rate
Short-Term Investments — 0.6%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $5,541,467)	1.969%	5,541,467	5,541,467
Total Investments — 100.1% (Cost — $727,581,198)			989,971,407
Liabilities in Excess of Other Assets — (0.1)%			(700,958)
Total Net Assets — 100.0%			$989,270,449

*	Non-income producing security.

Abbreviation used in this schedule:
ETF	— Exchange-Traded Fund

See Notes to Financial Statements.

22	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

Statement of assets and liabilities

September 30, 2018

Assets:
Investments, at value (Cost — $727,581,198)	$989,971,407
Receivable for securities sold	20,878,261
Dividends and interest receivable	692,696
Receivable for Fund shares sold	138,329
Prepaid expenses	67,559
Total Assets	1,011,748,252

Liabilities:
Payable for securities purchased	21,282,904
Investment management fee payable	533,007
Payable for Fund shares repurchased	519,918
Trustees’ fees payable	22,308
Service and/or distribution fees payable	6,659
Accrued expenses	113,007
Total Liabilities	22,477,803
Total Net Assets	$989,270,449

Net Assets:
Par value (Note 7)	$452
Paid-in capital in excess of par value	656,292,746
Undistributed net investment income	11,293,100
Accumulated net realized gain on investments	59,293,942
Net unrealized appreciation on investments	262,390,209
Total Net Assets	$989,270,449

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	23

Statement of assets and liabilities (cont’d)

September 30, 2018

Net Assets:
Class A	$1,972,226
Class A2	$29,364,428
Class C	$288,320
Class R	$67,866
Class I	$19,443,826
Class IS	$938,133,783

Shares Outstanding:
Class A	90,255
Class A2	1,359,238
Class C	13,412
Class R	3,113
Class I	888,819
Class IS	42,817,354

Net Asset Value:
Class A (and redemption price)	$21.85
Class A2 (and redemption price)	$21.60
Class C*	$21.50
Class R (and redemption price)	$21.80
Class I (and redemption price)	$21.88
Class IS (and redemption price)	$21.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$23.18
Class A2 (based on maximum initial sales charge of 5.75%)	$22.92

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

24	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

Statement of operations

For the Year Ended September 30, 2018

Investment Income:
Dividends	$21,217,553
Interest	75,795
Total Investment Income	21,293,348

Expenses:
Investment management fee (Note 2)	6,115,111
Trustees’ fees	131,183
Registration fees	111,281
Legal fees	79,948
Transfer agent fees (Note 5)	79,057
Fund accounting fees	77,432
Service and/or distribution fees (Notes 2 and 5)	71,397
Shareholder reports	43,830
Fees recaptured by investment manager (Note 2)	40,422
Audit and tax fees	34,194
Custody fees	12,320
Insurance	11,746
Interest expense	6,787
Miscellaneous expenses	12,428
Total Expenses	6,827,136
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(208,913)
Net Expenses	6,618,223
Net Investment Income	14,675,125

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	65,496,071
Change in Net Unrealized Appreciation (Depreciation) From Investments	30,829,629
Net Gain on Investments	96,325,700
Increase in Net Assets From Operations	$111,000,825

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	25

Statements of changes in net assets

For the Years Ended September 30,	2018	2017

Operations:
Net investment income	$14,675,125	$15,218,864
Net realized gain	65,496,071	51,209,072
Change in net unrealized appreciation (depreciation)	30,829,629	100,306,439
Increase in Net Assets From Operations	111,000,825	166,734,375

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,147,314)	(15,000,010)
Net realized gains	(52,300,135)	(43,780,225)
Decrease in Net Assets From Distributions to Shareholders	(67,447,449)	(58,780,235)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	233,756,435	81,091,072
Reinvestment of distributions	67,137,051	58,571,206
Cost of shares repurchased	(193,524,294)	(263,952,603)
Increase (Decrease) in Net Assets From Fund Share Transactions	107,369,192	(124,290,325)
Increase (Decrease) in Net Assets	150,922,568	(16,336,185)

Net Assets:
Beginning of year	838,347,881	854,684,066
End of year*	$989,270,449	$838,347,881
*Includes undistributed net investment income of:	$11,293,100	$11,903,230

See Notes to Financial Statements.

26	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.07	$18.64	$17.88	$20.30	$18.11

Income (loss) from operations:
Net investment income	0.26	0.27	0.27	0.24	0.21
Net realized and unrealized gain (loss)	2.19	3.40	1.62	(0.92)	3.05
Total income (loss) from operations	2.45	3.67	1.89	(0.68)	3.26

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.23)	(0.21)	(0.20)
Net realized gains	(1.35)	(0.98)	(0.90)	(1.53)	(0.87)
Total distributions	(1.67)	(1.24)	(1.13)	(1.74)	(1.07)

Net asset value, end of year	$21.85	$21.07	$18.64	$17.88	$20.30
Total return[2]	12.12%	20.54%	10.85%	(3.89)%	18.70%

Net assets, end of year (000s)	$1,972	$1,096	$1,194	$1,290	$2,709

Ratios to average net assets:
Gross expenses	1.13%[3]	1.18%[3]	1.19%[3]	1.22%[3]	1.36%
Net expenses[4,5,6]	1.10 [3]	1.08 [3]	1.09 [3]	1.10 [3]	1.10
Net investment income	1.23	1.39	1.51	1.21	1.11

Portfolio turnover rate	46%	38%	58%	67%[7]	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.30%.

[6]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2019, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A2 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$20.87	$18.49	$17.79	$20.23	$18.07

Income (loss) from operations:
Net investment income	0.22	0.24	0.25	0.21	0.19
Net realized and unrealized gain (loss)	2.17	3.38	1.60	(0.93)	3.03
Total income (loss) from operations	2.39	3.62	1.85	(0.72)	3.22

Less distributions from:
Net investment income	(0.31)	(0.26)	(0.25)	(0.19)	(0.19)
Net realized gains	(1.35)	(0.98)	(0.90)	(1.53)	(0.87)
Total distributions	(1.66)	(1.24)	(1.15)	(1.72)	(1.06)

Net asset value, end of year	$21.60	$20.87	$18.49	$17.79	$20.23
Total return[2]	11.93%	20.38%	10.67%	(4.09)%	18.48%

Net assets, end of year (000s)	$29,364	$21,506	$14,852	$9,726	$4,616

Ratios to average net assets:
Gross expenses	1.30%[3]	1.32%[3]	1.33%[3]	1.32%[3]	1.59%
Net expenses[4,5,6]	1.28 [3]	1.21 [3]	1.22 [3]	1.30 [3]	1.30
Net investment income	1.03	1.24	1.39	1.09	0.95

Portfolio turnover rate	46%	38%	58%	67%[7]	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.50%.

[6]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement is expected to continue until December 31, 2019, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$20.79	$18.36	$17.75	$20.23	$17.99

Income (loss) from operations:
Net investment income	0.09	0.13	0.14	0.09	0.08
Net realized and unrealized gain (loss)	2.17	3.36	1.59	(0.92)	3.03
Total income (loss) from operations	2.26	3.49	1.73	(0.83)	3.11

Less distributions from:
Net investment income	(0.20)	(0.08)	(0.22)	(0.12)	—
Net realized gains	(1.35)	(0.98)	(0.90)	(1.53)	(0.87)
Total distributions	(1.55)	(1.06)	(1.12)	(1.65)	(0.87)

Net asset value, end of year	$21.50	$20.79	$18.36	$17.75	$20.23
Total return[2]	11.28%	19.70%	10.04%	(4.72)%	17.82%

Net assets, end of year (000s)	$288	$586	$347	$179	$653

Ratios to average net assets:
Gross expenses	2.04%[3]	1.98%[3]	1.94%[3]	1.99%[3]	2.13%
Net expenses[4,5,6]	1.85 [3]	1.81 [3]	1.84 [3]	1.85 [3]	1.85
Net investment income	0.42	0.64	0.81	0.47	0.41

Portfolio turnover rate	46%	38%	58%	67%[7]	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 2.05%.

[6]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2019, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$21.01	$18.60	$17.86	$20.27	$18.13

Income (loss) from operations:
Net investment income	0.20	0.22	0.22	0.20	0.13
Net realized and unrealized gain (loss)	2.20	3.39	1.63	(0.93)	2.01
Total income (loss) from operations	2.40	3.61	1.85	(0.73)	2.14

Less distributions from:
Net investment income	(0.26)	(0.22)	(0.21)	(0.15)	—
Net realized gains	(1.35)	(0.98)	(0.90)	(1.53)	—
Total distributions	(1.61)	(1.20)	(1.11)	(1.68)	—

Net asset value, end of year	$21.80	$21.01	$18.60	$17.86	$20.27
Total return[3]	11.89%	20.18%	10.61%	(4.16)%	11.80%

Net assets, end of year (000s)	$68	$14	$12	$11	$11

Ratios to average net assets:
Gross expenses	1.39%[4]	1.45%	1.51%	1.45%[4]	1.50%[5]
Net expenses[6,7,8]	1.35 [4]	1.35	1.34	1.35 [4]	1.35 [5]
Net investment income	0.93	1.10	1.25	1.01	1.02 [5]

Portfolio turnover rate	46%	38%	58%	67%[9]	47%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.55%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement is expected to continue until December 31, 2019, but may be terminated at any time by the manager.

[9]	Excludes securities delivered as a result of a redemption in-kind.

[10]	For the year ended September 30, 2014.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.10	$18.67	$17.92	$20.34	$18.13

Income (loss) from operations:
Net investment income	0.34	0.33	0.33	0.29	0.26
Net realized and unrealized gain (loss)	2.17	3.40	1.63	(0.93)	3.06
Total income (loss) from operations	2.51	3.73	1.96	(0.64)	3.32

Less distributions from:
Net investment income	(0.38)	(0.32)	(0.31)	(0.25)	(0.24)
Net realized gains	(1.35)	(0.98)	(0.90)	(1.53)	(0.87)
Total distributions	(1.73)	(1.30)	(1.21)	(1.78)	(1.11)

Net asset value, end of year	$21.88	$21.10	$18.67	$17.92	$20.34
Total return[2]	12.48%	20.83%	11.24%	(3.70)%	18.95%

Net assets, end of year (000s)	$19,444	$13,028	$9,625	$10,914	$13,845

Ratios to average net assets:
Gross expenses	0.85%[3]	0.90%	0.88%[3]	0.89%[3]	0.99%
Net expenses[4,5]	0.80 [3]	0.79	0.78 [3]	0.84 [3,6]	0.85 [6]
Net investment income	1.59	1.67	1.82	1.49	1.36

Portfolio turnover rate	46%	38%	58%	67%[7]	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.95%.

[6]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012 through August 2, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.11	$18.68	$17.94	$20.34	$18.14

Income (loss) from operations:
Net investment income	0.34	0.35	0.34	0.31	0.27
Net realized and unrealized gain (loss)	2.20	3.40	1.62	(0.93)	3.04
Total income (loss) from operations	2.54	3.75	1.96	(0.62)	3.31

Less distributions from:
Net investment income	(0.39)	(0.34)	(0.32)	(0.25)	(0.24)
Net realized gains	(1.35)	(0.98)	(0.90)	(1.53)	(0.87)
Total distributions	(1.74)	(1.32)	(1.22)	(1.78)	(1.11)

Net asset value, end of year	$21.91	$21.11	$18.68	$17.94	$20.34
Total return[2]	12.60%	20.97%	11.28%	(3.58)%	18.99%

Net assets, end of year (millions)	$938	$802	$829	$730	$796

Ratios to average net assets:
Gross expenses	0.72%[3]	0.80%	0.80%	0.80%	0.81%[3]
Net expenses[4]	0.70 [3,5]	0.70 [5]	0.70 [5]	0.78 [5]	0.81 [3]
Net investment income	1.61	1.76	1.90	1.57	1.40

Portfolio turnover rate	46%	38%	58%	67%[6]	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Diversified US Large Cap Value Fund (formerly Legg Mason BW Diversified Large Cap Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective December 29, 2017, the Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. The Fund’s 80% investment policies may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

34	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$969,577,414	—	—	$969,577,414
Investments in underlying funds	14,852,526	—	—	14,852,526
Total long-term investments	$984,429,940	—	—	$984,429,940
Short-term investments†	5,541,467	—	—	5,541,467
Total investments	$989,971,407	—	—	$989,971,407

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

36	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(137,941)	$137,941

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments and other investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, effective December 1, 2017, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $5 billion	0.650%
Next $5 billion	0.600
Over $10 billion	0.550

Prior to December 1, 2017, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. LMPFA pays Brandy-wine Global monthly 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.15%, 1.35%, 1.90%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

As a result of voluntary expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class R shares did not exceed 1.10%, 1.30%, 1.85% and 1.35%, respectively. These arrangements are expected to continue until December 31, 2019, but may be terminated at any time by LMPFA.

During the year ended September 30, 2018, fees waived and/or expenses reimbursed amounted to $208,913.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class I	Class IS
Expires September 30, 2019	$1,335	—	$236	—	$10,956	$868,971
Expires September 30, 2020	1,048	—	666	$10	11,527	876,512
Expires September 30, 2021	540	$5,455	171	17	9,854	192,320
Total fee waivers/expense reimbursements subject to recapture	$2,923	$5,455	$1,073	$27	$32,337	$1,937,803

38	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

For the year ended September 30, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class A2	Class C	Class R	Class I	Class IS
LMPFA recaptured	$485	$30,109	$629	$34	$7,071	$2,094

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$801	$43,067	—
CDSCs	—	500	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2018, Legg Mason and its affiliates owned 33% of the Fund.

3. Investments

During the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$473,976,418
Sales	416,376,950

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

At September 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$730,026,073	$268,634,431	$(8,689,097)	$259,945,334

4. Derivative instruments and hedging activities

During the year ended September 30, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$4,209		$2,256
Class A2	63,106		53,026
Class C	3,852	[1]	568
Class R	230		45
Class I	—		20,955
Class IS	—		2,207
Total	$71,397		$79,057

[1]	Amount shown is exclusive of expense reimbursements. For the year ended September 30, 2018, the service and/or distribution fees reimbursed amounted to $556 for Class C shares.

For the year ended September 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$540
Class A2	5,455
Class C	727
Class R	17
Class I	9,854
Class IS	192,320
Total	$208,913

40	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Investment Income:
Class A	$16,417	$15,619
Class A2	324,381	211,296
Class C	5,605	1,373
Class R	176	138
Class I	253,373	165,821
Class IS	14,547,362	14,605,763
Total	$15,147,314	$15,000,010

Net Realized Gains:
Class A	$69,629	$58,297
Class A2	1,421,672	812,102
Class C	38,458	16,654
Class R	914	628
Class I	903,293	503,685
Class IS	49,866,169	42,388,859
Total	$52,300,135	$43,780,225

7. Shares of beneficial interest

At September 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	57,907	$1,222,721	24,799	$491,799
Shares issued on reinvestment	4,141	85,017	3,929	73,916
Shares repurchased	(23,810)	(504,164)	(40,804)	(796,486)
Net increase (decrease)	38,238	$803,574	(12,076)	$(230,771)

Class A2
Shares sold	458,659	$9,589,593	325,878	$6,334,621
Shares issued on reinvestment	85,886	1,746,053	54,874	1,023,398
Shares repurchased	(215,595)	(4,532,869)	(153,658)	(2,988,694)
Net increase	328,950	$6,802,777	227,094	$4,369,325

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class C
Shares sold	2,399	$50,203	14,221	$268,472
Shares issued on reinvestment	2,168	44,063	966	18,027
Shares repurchased	(19,354)	(411,782)	(5,881)	(113,424)
Net increase (decrease)	(14,787)	$(317,516)	9,306	$173,075

Class R
Shares sold	2,384	$49,738	—	—
Shares issued on reinvestment	53	1,090	41	$766
Shares repurchased	(2)	(38)	—	—
Net increase	2,435	$50,790	41	$766

Class I
Shares sold	1,946,466	$40,745,406	243,792	$4,791,688
Shares issued on reinvestment	41,291	847,297	24,507	460,477
Shares repurchased	(1,716,461)	(36,854,138)	(166,444)	(3,267,218)
Net increase	271,296	$4,738,565	101,855	$1,984,947

Class IS
Shares sold	8,787,756	$182,098,774	3,530,778	$69,204,492
Shares issued on reinvestment	3,139,061	64,413,531	3,033,242	56,994,622
Shares repurchased	(7,098,135)	(151,221,303)	(12,941,651)	(256,786,781)
Net increase (decrease)	4,828,682	$95,291,002	(6,377,631)	$(130,587,667)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$17,102,180	$15,000,010
Net long-term capital gains	50,345,269	43,780,225
Total distributions paid	$67,447,449	$58,780,235

As of September 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$11,341,438
Undistributed long-term capital gains — net	61,738,817
Total undistributed earnings	$73,080,255
Other book/tax temporary differences (a)	(48,338)
Unrealized appreciation (depreciation) (b)	259,945,334
Total accumulated earnings (losses) — net	$332,977,251

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between the book and tax cost basis of investments in partnerships and certain investments.

42	BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Diversified US Large Cap Value Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Diversified US Large Cap Value Fund (formerly known as Legg Mason BW Diversified Large Cap Value Fund) (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

November 16, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

BrandywineGLOBAL — Diversified US Large Cap Value Fund 2018 Annual Report	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Diversified US Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

44	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

BrandywineGLOBAL — Diversified US Large Cap Value Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

46	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Interested Trustee
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

BrandywineGLOBAL — Diversified US Large Cap Value Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

48	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

BrandywineGLOBAL — Diversified US Large Cap Value Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

50	BrandywineGLOBAL — Diversified US Large Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2018:

Record date:	12/5/2017
Payable date:	12/6/2017
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
Received deduction for corporations	100.00%
Long-term capital gain dividend	$1.298250

Please retain this information for your records.

BrandywineGLOBAL — Diversified US Large Cap Value Fund	51

BrandywineGLOBAL —

Diversified US Large Cap Value Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman
Chairman

Robin J.W.Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective April 9, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

BrandywineGLOBAL — Diversified US Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Diversified US Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Diversified US Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012987 11/18 SR18-3466

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2017 and September 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $214,935 in September 30, 2017 and $306,746 in September 30, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2017 and $0 in September 30, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,852 in September 30, 2017 and $45,424 in September 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2017 and $0 in September 30, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2017 and September 30, 2018; Tax Fees were 100% and 100% for September 30, 2017 and September 30, 2018; and Other Fees were 100% and 100% for September 30, 2017 and September 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $271,895 in September 30, 2017 and $477,227 in September 30, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 21, 2018